iii


                       AMENDED AND RESTATED LOAN AGREEMENT


                                 BY AND BETWEEN


                              COLONIAL DOWNS, L.P.,


                             COLONIAL HOLDINGS, INC.


                                       AND

                              CD ENTERTAINMENT LTD.


                         CLOSING DATE:  AUGUST 30, 2000

                                TABLE OF CONTENTS

1.  DEFINITIONS     2
    -----------
1.1     DEFINITIONS.     2
1.2     INTERPRETATION.     13
1.3     ACCOUNTING  PRINCIPLES.     13
2.  AGREEMENT  TO  BORROW  AND  LEND     14
    --------------------------------
2.1     AGREEMENT  TO  BORROW  AND  LEND.     14
2.2     THE  NOTE.     14
2.3     TERM.     14
3.  LOAN  INTEREST  RATES,  PAYMENTS  AND  FEES     14
    -------------------------------------------
3.1     INTEREST  RATE  OPTIONS.     14
3.2     DEFAULT  INTEREST  AND  LATE  PAYMENT  CHARGE.     16
3.3     INTEREST  RATE  UNASCERTAINABLE.     16
3.4     PAYMENTS.     16
3.5     INTEREST  PAYMENT  DATES.     16
3.6     OPTIONAL  PREPAYMENTS.     17
3.7     PRINCIPAL  PAYMENTS.     17
3.8     ADDITIONAL  COMPENSATION  IN  CERTAIN  CIRCUMSTANCES.     17
3.9     CLOSING  FEES.     18
4.  AFFIRMATIVE  COVENANTS     18
    ----------------------
4.1     PRESERVATION  OF  EXISTENCE.     18
4.2     PAYMENT  OF  LIABILITIES,  INCLUDING  IMPOSITIONS.     18
4.3     COMPLIANCE  WITH  LAWS.     18
4.4     KEEPING  OF  RECORDS  AND  BOOKS  OF  ACCOUNT.     18
4.5     VISITATION  RIGHTS.     18
4.6     MAINTENANCE  OF  INSURANCE.     19
4.7     NOTICE.     20
4.8     PERFORMANCE  OF  OBLIGATIONS.     20
4.9     CERTIFICATE  OF  NO  REMEDIES  EVENT.     20
4.10     TITLE  TO  LAND  AND  IMPROVEMENTS.     21
4.11     FURTHER  ASSURANCES.     21
4.12     ESTOPPEL  CERTIFICATE.     21
4.13     REPAIRS.     22
4.14     EMPLOYEE  BENEFIT  PLANS.     22
4.15     NOTICES  REGARDING  MULTIEMPLOYER  PENSION  AND  WELFARE  PLANS.     22
4.16     LICENSES  AND  PERMITS.     22
5.  NEGATIVE  COVENANTS     23
    -------------------
5.1     CHANGES  IN  ORGANIZATIONAL  DOCUMENTS.     23
5.2     TRANSFER  OF  LAND  AND  IMPROVEMENTS.     23
5.3     LIQUIDATION  OR  MERGER.     23
5.4     JUDGMENTS.     23
5.5     LEASING  OF  PREMISES.     24
5.6     MATERIAL  ADVERSE  CHANGE.     24
5.7     CONDUCT  OF  BUSINESS.     25
5.8     CREATION  OF  LIENS.     25
5.9     VALUE  OF  COLLATERAL.     25
5.10     TRANSFER  OF  PERSONALTY.     25
5.11     DISPOSITION  OF  RENTS.     25
5.12     PENSION  PLANS  AND  BENEFIT  ARRANGEMENTS.     26
5.13     ERISA  PROHIBITED  TRANSACTION.     27
6.  DISBURSEMENT  MATTERS     27
     --------------------
6.1     PROCEDURES.     27
7.  REPORTING  REQUIREMENTS     28
    -----------------------
7.1     ENVIRONMENTAL  REPORTS  AND  TITLE  REPORTS.     28
8.  REPRESENTATIONS  AND  WARRANTIES     28
    --------------------------------
8.1     DUE  FORMATION;  CAPACITY.     28
8.2     POWER  AND  AUTHORITY.     30
8.3     VALIDITY  AND  BINDING  EFFECT.     30
8.4     NO  CONFLICT.     30
8.5     OTHER  AGREEMENTS.     30
8.6     NO  CONDITIONAL  DEFAULT  OR  REMEDIES  EVENT.     30
8.7     NO  LITIGATION  OR  INVESTIGATIONS.     31
8.8     FINANCIAL  STATEMENTS.     31
8.9     IMPOSITIONS.     31
8.10     TITLE  ASPECTS.     31
8.11.     ZONING  AND  GOVERNMENTAL  APPROVALS.     31
8.12     UTILITIES.     33
8.13     SECURITY  INTERESTS.     33
8.14     DEED  OF  TRUST.     33
8.15     ENVIRONMENTAL  MATTERS.     34
8.16     INSURANCE.     34
8.17     PENSION  PLANS  AND  BENEFIT  ARRANGEMENTS.     34
9.     DEFAULTS  AND  REMEDIES     35
       -----------------------
9.1     EVENTS  OF  DEFAULT.     35
9.2     REMEDIES.     37
9.3     NOTICE  OF  SALE.     39
10.     MISCELLANEOUS     39
        -------------
10.1     MODIFICATIONS,  AMENDMENTS  OR  WAIVERS.     39
10.2     NO  IMPLIED  WAIVERS;  CUMULATIVE  REMEDIES;  WRITING  REQUIRED.     39
10.3     REIMBURSEMENT  AND  INDEMNIFICATION  OF  THE  LENDER  BY  THE BORROWER;
IMPOSITIONS.     41
10.4     HOLIDAYS.     41
10.5     NOTICES.     41
10.6     SEVERABILITY.     42
10.7     GOVERNING  LAW.     42
10.8     PRIOR  UNDERSTANDING.     42
10.9     DURATION;  SURVIVAL.     42
10.10     SUCCESSORS  AND  ASSIGNS.     43
10.11     COUNTERPARTS.     43
10.12     EXCEPTIONS.     43
10.13     CONSENT  TO  JURISDICTION.     43
10.14     NO  THIRD  PARTIES  BENEFITED.     44
10.15     AUTHORITY  TO  FILE  NOTICES.     44
10.16     INTERPRETATION.     44
10.17     STATUS  OF  PARTIES.     44
10.18     BROKERAGE  FEE.     46
10.19     WAIVER  OF  JURY  TRIAL.     46



                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

Schedules:
---------

Schedule  I  -  Loan  Documents
Schedule  II  -  Names,  Addresses,  Telephone and Telecopier Numbers of Parties
Schedule  III  -  Excluded  Debt
Schedule  IV  -  Excluded  Equipment


Exhibits:
--------

Exhibit  A  -  Refinanced  Debt
Exhibit  B  -  Required  Deliveries  at  Closing

                       AMENDED AND RESTATED LOAN AGREEMENT
                       -----------------------------------


     THIS AMENDED AND RESTATED LOAN AGREEMENT ("Agreement") made as of the 30th day of August, 2000, by and between COLONIAL DOWNS, L.P., a Virginia limited partnership (the "Partnership"), COLONIAL HOLDINGS, INC., a Virginia corporation (the "Corporation") (the Partnership and the Corporation shall be referred to collectively as the "Borrower"), and CD ENTERTAINMENT LTD., an Ohio limited liability company (the "Lender") as assignee of and successor in interest to PNC Bank National Association, a national banking association ("PNC").

                                   WITNESSETH:

     WHEREAS, the Partnership formerly was indebted to PNC pursuant to a deed of trust note in the original principal amount of $10,000,000 and a line of credit note in the original principal amount of $5,000,000, both dated as of June 26, 1997 (the "PNC Debt");

WHEREAS, to evidence the PNC Debt, the Partnership executed certain loan documents identified on Schedule I attached hereto (the "PNC Loan Documents");
                          ----------

WHEREAS, the Lender has repaid the PNC Debt on behalf of the Partnership and, in connection therewith, PNC has assigned to the Lender all of its right, title and interest in and to the PNC Loan Documents pursuant to an Assignment of even date hereof, by and among PNC, the Lender, the Partnership, the Corporation and Stansley Racing Corp., a Virginia corporation ("SRC");

WHEREAS, the Lender and the Partnership have revised the terms and conditions of the repayment of the PNC Debt, as assigned to the Lender, and have set forth the repayment terms in a consolidated promissory note in the original principal amount of $15,000,000 of even date herewith, made by the Partnership in favor of the Lender (the "Term Note");

WHEREAS, the Corporation is indebted to the Lender pursuant to the promissory notes in the original principal amounts and containing the terms as summarized and set forth on Exhibit A attached hereto (the "Refinanced Debt");
                     ----------

WHEREAS, the Corporation and the Lender have revised the terms and conditions of the repayment of the Refinanced Debt and have agreed to consolidate the Refinanced Debt into a single promissory note in the original principal amount of $10,700,000, which amount shall include a line of credit in the amount of $650,000 for additional advances that the Lender has agreed to make available to the Corporation (the "Line of Credit Note"); and

WHEREAS, the Lender is willing to extend the loans as set forth in the Term Note and the Line of Credit Note upon the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of their mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, covenant and agree as follows:

1.     DEFINITIONS1.  DEFINITIONS
       -----------    -----------
1.1     DEFINITIONS.1.1     DEFINITIONS.

In addition to words and terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

     "Acceleration Event" shall mean (i) the occurrence of any uninsured damage to or loss due to theft or destruction to any of the Collateral which a Borrower is financially unable to replace or (ii) any of the Loan Documents shall cease to be legal, valid and binding agreements, enforceable against a Borrower in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with their terms) or become judicially declared to be ineffective or inoperative or shall in any way cease to give or provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby or (iii) any party shall obtain an order or decree in any court of competent jurisdiction enjoining the Lender or a Borrower from carrying out the terms and conditions of any of the Loan Documents and such order or decree is not vacated or stayed within ninety
(90)  days  after  the  filing  thereof.

     "Affiliate" as to any Person shall mean any other Person which (i) directly or indirectly controls, is controlled by, or is under common control with such Person; (ii) which beneficially owns or holds more than 50% of any class of the voting stock (or in the case of a Person which is not a corporation, more than 50%) of the equity interest) of such Person; or (iii) more than 50% of the voting stock (or in the case of a Person which is not a corporation, more than 50% of the equity interest) of which is beneficially owned or held, directly or indirectly, by such Person. "Control," as used herein, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

     "Agreement" shall mean this Amended and Restated Loan Agreement as the same may be supplemented, amended, renewed or replaced from time to time in writing by the parties hereto, including all schedules and exhibits hereto.

     "Assignment of Leases and Rents" shall mean that certain Assignment of Leases and Rents originally made from the Partnership to PNC as collateral for the PNC Debt, which has assigned its rights thereunder to the Lender, as the same may be amended, replaced or supplemented from time to time in writing by the Partnership and Lender.

     "Assignment of Management Agreement" shall mean that Assignment of Management Agreement from the Partnership and SRC originally made to PNC as collateral for the PNC Debt, which has assigned its rights thereunder to the Lender, as the same has been or may be amended in writing from time to time by the parties thereto.

"Authorized Officer" shall mean those persons designated by written notice to the Lender from a Borrower, who are authorized to execute notices, reports and other documents required hereunder. A Borrower may amend such list of persons from time to time by giving written notice of such amendment to the Lender.

     "Benefit Arrangement" shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Pension Plan, a Multiemployer Pension Plan, nor a Multiemployer Welfare Plan and which is maintained, sponsored or otherwise contributed to, by any member of the ERISA Group.

"Borrower" shall mean each of Colonial Downs, L.P., a Virginia limited partnership and Colonial Holdings, Inc., a Virginia corporation.

"Borrower Documents" shall mean the Partnership's limited partnership agreement, the certificate of limited partnership and all amendments thereto and the Corporation's articles of incorporation, bylaws and all amendments thereto.

"Business Day" shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Cleveland, Ohio.

"Closing Date" shall mean the date hereof. Closing shall take place at the offices of Baker & Hostetler, LLP, 3200 National City Center, 1900 East 9th Street, Cleveland, Ohio 44114-3485 or such other place as the parties may agree.

"Closing Fee" shall mean the Corporation's payment to the Lender, on the Closing Date, of the amount of $150,000.

"COBRA Violation" shall mean a failure by a Borrower or any member of the ERISA Group to comply with the group health plan continuation coverage requirements of
Section  601  et  seq.  of  ERISA.

"Collateral" shall mean the real estate and personal property encumbered by each of the Deed of Trust, the Second Deed of Trust and the Hampton Deed of Trust, the security pledged pursuant to the Pledge Agreements and all other security pledged pursuant to this Agreement and the Collateral Documents, with the exception only of the Excluded Equipment.

"Collateral Documents" shall mean the Deed of Trust, the Second Deed of Trust, the Hampton Deed of Trust, the Assignment of Rents and Leases, the Assignment of Management Agreement, the Pledge Agreements and the Financing Statements.

"Conditional Default" shall mean an event or condition which, with the passage of time, the giving of notice, or a determination by the Lender, as provided herein, or any combination of the foregoing, would constitute a Remedies Event, provided that any failure to make a payment required under in Section 9.l(a) shall not constitute a Conditional Default or a Remedies Event until the period of time following the due date for any payment provided for thereunder, if any, shall have expired.

"Deed of Trust" shall mean that certain Deed of Trust and Security Agreement given by the Partnership and the Corporation to Lawyers Title Realty Services, Inc., a Virginia corporation, as trustee, dated as of June 26, 1997 and recorded in the Clerk's Office of the Circuit Court of New Kent County, Virginia, at Deed Book 247, Page 25, for the benefit of PNC, which has assigned its rights thereunder to the Lender, securing among other things, the Term Note, as the same may be amended, replaced or supplemented from time to time in writing with the prior written consent of the Lender.

"Default Rate" shall mean interest at a rate per annum which shall be four percent (4%) above the Prime Rate.

"Dollar," "U. S. Dollar" and the symbol "$" shall mean the lawful money of the United States of America.

"Environmental Complaint" shall mean any written complaint setting forth a cause of action for personal or property damage or equitable relief, order, notice of violation, citation, request for information issued pursuant to any Environmental Law or by an Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant to any Environmental Law or any Environmental Conditions, as the case may be.

"Environmental Conditions" shall mean any adverse change in the conditions of the environment, including, without limitation, the work place, natural resources (including flora or fauna), soil, surface water, ground water, any actual or potential drinking water supply sources, substrata or the ambient air, caused by the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, the Land.

"Environmental Indemnity Agreement" shall mean that certain Hazardous Materials Certificate and Indemnity Agreement originally from the Partnership to PNC, which has assigned its rights thereunder to the Lender, as the same may be amended, replaced or supplemented from time to time in writing by the parties thereto with the prior written consent of the Lender.

"Environmental Laws" shall mean all federal, state and local laws, rules and regulations, including permits, judicial and administrative orders, judgments, consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the work place.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

"ERISA Group" shall mean, at any time, a Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with a Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

"Event of Default" or "Events of Default" shall have the meaning assigned to those terms in Section 9.1.

     "Excluded  Equipment"  shall  mean the items listed on Schedule IV attached
                                                            -----------
hereto.

     "Exhibits" shall mean those schedules and exhibits attached hereto and made a part hereof, including Schedule I - Loan Documents; Schedule II - Names, Addresses, Telephone and Telecopier Numbers of Parties; Schedule III - Excluded Indebtedness; Schedule IV - Excluded Equipment, Exhibit A - Refinanced Debt and
                                                 ---------
Exhibit  B  -  Required  Deliveries  at  Closing.
----------

     "Expiration Date" shall mean the earlier of (i) June 30, 2005, which date is five (5) years following the Closing Date, as such date may be extended, or
(ii)  the  date  upon  which the Loan is accelerated pursuant to this Agreement.

"Financing Statements" shall mean the financing statements which the Lender may from time to time require in order to perfect its security interest in the collateral described in the Deed of Trust, the Second Deed of Trust, the Hampton Deed of Trust, the other Collateral Documents and this Agreement pursuant to the applicable Uniform Commercial Code.

     "Force Majeure" shall mean an act of God, labor dispute, an industrial action of any kind (including, without limitation, a strike, interruption, slowdown, and other similar action on the part of labor), a lockout, war (declared or undeclared), civil war, sabotage, blockage, revolution, riot, insurrection, civil disturbance, terrorism, epidemic, tornado, hurricane, landslide, lightning, earthquake, flood, storm, fire, adverse weather conditions, act of eminent domain, laws, rules, regulations or orders of governmental authority, explosion, breakage or accident to machinery or equipment or pipe or transmission line or other facility, embargo, inability to obtain or delay in obtaining equipment, materials, or transport, or any event similar to the foregoing which is not within the reasonable control of a Borrower, and which has an adverse effect on the ability of a Borrower to perform its obligations.

     "Free Cash Flow" shall mean the earnings of the Corporation plus depreciation and amortization less all taxes, Interest Expense, amounts expended on capital expenditures, principal payments, plus or minus any changes in the working capital of the Corporation, all calculated in accordance with GAAP.

     "GAAP" shall mean generally accepted accounting principles as are in effect from time to time, and applied on a consistent basis (except for changes in application in which a Borrower's independent certified public accountants concur) both as to classification of items and amounts.

"Governmental Approvals" shall mean all consents, licenses, permits and all other authorizations or approvals required by Official Bodies with respect to the construction, completion, use and occupancy of the Improvements.

"Guarantors" shall mean collectively, the Corporation and SRC, and each individually a Guarantor and shall refer to the guaranty of the Term Note and the Line of Credit Note.

"Guaranty" of any Person shall mean any obligation of such Person guaranteeing or in edict guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including, without limiting the generality of the foregoing, any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

"Hampton Deed of Trust" shall mean that certain Deed of Trust, dated August 26, 1998, given by the Partnership to David F. Belkowitz and James W. Theobald, as trustees, for the benefit of the Corporation, recorded in the Clerk's Office for the City of Hampton, Virginia at Deed Book 1255, Page 388, which was assigned to the Lender by Assignment dated August 26, 1998 and recorded November 17, 1998 in Deed Book 1264, Page 559, securing the Line of Credit Note, as the same may be amended from time to time.

"Hampton SWF" shall mean the satellite wagering facility owned and operated by the Partnership located in Hampton, Virginia.

"Impositions" shall mean all (i) real estate and personal property taxes and other taxes and assessments, water and sewer rates and charges and all other governmental charges and any interest or costs or penalties with respect thereto and charges for any easement or agreement maintained for the benefit of the Land and Improvements and the Hampton SWF, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time may be assessed levied or imposed upon the Land or the Improvements, or the rent or income received therefrom, or any use or occupancy thereof; and
(ii) other taxes, assessments, fees and governmental charges levied, imposed or assessed upon or against a Borrower or any of its properties.

"Improvements" shall mean each of (i) the horse racing track and related facilities located in New Kent County, Virginia including a grandstand, track kitchen, barns and paddock, as such exist as of the date hereof; and (ii) the Hampton SWF, including the trade fixtures and all personal property located therein, as such exist as of the date hereof.

"Indebtedness" shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty days (30) past due), or (v) any Guaranty for borrowed money. Indebtedness of a Borrower shall not include any excluded Indebtedness set forth on Schedule III.

"Insolvency Proceedings" shall mean an action or proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation or other similar relief under the U.S. Bankruptcy Code or any present or future statute, law, or regulation, or any proceedings for voluntary liquidation, dissolution or other winding up, or the appointment of any trustee, receiver, liquidator or conservator or similar official (whether in a proceeding or otherwise), or any assignment for the benefit of creditors or any marshaling of assets.

     "Interest Expense" shall mean, for any period, all interest expense incurred by each Borrower and with the interest payments prorated over the applicable period.

"Interest Payment Date" shall mean each date specified for the payment of interest in Section 3.5.

"Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

"Land" shall include (i) the real property owned by the Corporation identified in Exhibit A to each of the Deed of Trust and the Second Deed of Trust; and (ii)
   ---------
the  real  property  owned  by  the  Partnership  identified in Exhibit A to the
                                                                ---------
Hampton Deed of Trust, together with all rights in and to all easements, rights and privileges benefiting the Land.

"Law" shall mean any law (including common law), or constitution, statute, treaty, regulation, rule, ordinance, or order applicable to a Borrower or Lender, as the context so indicates, or any injunction, writ, decree or award of any Official Body, to which a Borrower or the Lender, as the context so indicates, is a party.

"Lease" shall mean the Agreement to Lease, dated March 21, 1997, between Holdings as landlord and the Partnership as tenant.

"Lender Debt" shall mean all obligations, liabilities and indebtedness of a Borrower to the Lender, its successors, assigns or participants, evidenced by, arising under or directly relating to the Loan Documents, whether as principal, guarantor, surety or otherwise, secured or unsecured, joint and/or several, absolute or contingent, due or not due, matured and unmatured, original, renewed, extended, refinanced or replaced, now existing or hereafter incurred or created, consensual or created by law, and including principal (whether resulting from advances made by the Lender or from indebtedness purchased by the Lender), interest, yield protection payments, premiums, fees, expenses (including reasonable collection expenses), taxes, charges, commissions and reasonable attorneys' fees actually incurred, including indemnification obligations of a Borrower with respect to any claims that may be made against the Lender whether arising before or after payment of Lender Debt or any assignment or participation of Lender Debt, and including all obligations, liabilities and indebtedness of each Borrower to the Lender incurred or arising after the commencement of any case by or against a Borrower under the U. S. Bankruptcy Code, specifically including any post-petition interest or advances.

"LIBOR" shall mean the interest rate per annum (rounded to the nearest one-sixteenth (1/16) of one percent (1%)) equal to the London Interbank Offered Rate as published in the Wall Street Journal for a maturity equal to one (1)
                             -------------------
year,  as  reported  on  August  29,  2000.

"Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntary or involuntarily given, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing), other than any of the foregoing created under the Deed of Trust, the Second Deed of Trust or the Hampton Deed of Trust.

"Line of Credit Note" shall mean that certain Amended and Restated Line of Credit Note in the original principal amount of $10,700,000, representing the balance of the Refinanced Debt in the amount of $10,050,000 and the additional line of credit in the amount of $650,000, granted by the Lender to the Corporation.

"Loan" shall mean the loan from the Lender to each Borrower pursuant to this Agreement in the aggregate principal amount of $25,700,000, as evidenced by the Notes.

"Loan  Documents"  shall mean, collectively, the PNC Loan Documents set forth on
Schedule I attached hereto, and the loan documents evidencing the Line of Credit
 ---------
Note as the same may be amended, replaced or supplemented from time to time. "Loan Document" shall mean any of the Loan Documents.

"Management Agreement" shall mean the Amended and Restated Management and Consulting Agreement among the Partnership, Stansley Management Corp., SRC and Maryland-Virginia Racing Circuit, Inc., a Virginia corporation, as the same may be amended, replaced or supplemented from time to time.

"Mandatory  Principal  Payments" shall have the meaning assigned to such term in
Section  3.7  hereof.

"Material  Adverse  Change"  shall mean any set of circumstances or events which
(a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business properties, assets, financial condition, results of operations or prospects, as a whole, of a Borrower or a Guarantor, (c) impairs materially or could reasonably be expected to impair materially the ability of a Borrower or a Guarantor to duly and punctually pay or perform its obligations under the Loan Documents, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Lender to enforce its legal remedies pursuant to this Agreement or any other Loan Document.

"Multiemployer Pension Plan" shall mean any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which a Borrower or any Person is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or bad an obligation to make such contributions.

"Multiemployer Welfare Plan" shall mean any employee welfare benefit plan (within the meaning of Section 30) of ERISA) established and maintained pursuant to one or more collective bargaining agreements and contributed to by two or more unrelated employers.

"Multiple Employer Pension Plan" shall mean a Pension Plan which has two or more contributing sponsors (including a Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

"Notes" or "Note" shall mean, individually or collectively, the Term Note and the Line of Credit Note.

"Official Body" shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

"Pension Plan" shall mean at any time an employee pension benefit plan (including a Multiple Employer Pension Plan but not a Multiemployer Pension
Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group, or
(ii) has at any time within the preceding five years been maintained by any entity which was at such tine a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

"Permitted Encumbrances" shall mean each of the following: (i) the Liens, assignments and security interests in favor of the Lender pursuant hereto; (ii) the easements, restrictions, reconveyance rights and other matters created under the Deed of Trust, the Second Deed of Trust and the Hampton Deed of Trust; (iii) the easements, restrictions, encumbrances and other matters described in and permitted to exist under the terms of the Deed of Trust, the Second Deed of Trust and the Hampton Deed of Trust; (iv) pledges or deposits to secure obligations under workers' compensation laws or similar legislation; (v) deposits of cash or readily marketable securities to secure public or statutory obligations of a Borrower; (vi) materialmen's, mechanics', vendors', or other like liens incurred in the ordinary course of business with respect to obligations or which are being contested in accordance with the provisions of this Agreement; (vii) liens created by or resulting from any legal proceedings (including legal proceedings instituted by a Borrower) which are being contested in accordance with the provisions of this Agreement; and (viii) zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto; none of the foregoing shall, in the opinion of the Lender, materially detract from the value or impair the use of the Land and the Improvements, together with such other matters as may be expressly consented to in writing by the Lender; and real estate taxes on the Land and Improvements not yet due and payable.

"Person" shall mean any individual, corporation, partnership, association, joint stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

"Pledge Agreements" shall mean the Pledge Agreements originally provided from the Corporation and SRC to PNC, which has assigned its interest thereunder to Lender, as the same may be amended, replaced or supplemented from time to time in writing by the Corporation, SRC and the Lender.

"Prime  Rate"  shall  mean  the  interest  rate  as published in the Wall Street
                                                                     -----------
Journal  in  the  Money  Rates  section as the "prime rate."  Each interest rate
      -
referred to and determined by reference to the Prime Rate shall change automatically from time to time, effective as of the effective date of each change in the Prime Rate.

"Principal Office" shall mean c/o Jacobs Entertainment, Inc., 425 West Lakeside Avenue, Suite 601, Cleveland, Ohio 44113.

"Prohibited  Transaction"  shall  mean  any prohibited transaction as defined in
Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor and for which a statutory exemption is not available.

"Project"  shall  mean  the  Land  and  Improvements.

"Remedies Event" shall mean the occurrence of an Event of Default or an Acceleration Event.

"Regulated Substances" shall mean any substance, including the chemical compounds, constituents and degradation products thereof, the generation, manufacture, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse or other management or mismanagement of which is regulated by the Environmental Laws.

"Regulation U" shall mean Regulation U, T, G or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

"Reportable Event" means a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Pension Plan or Multiemployer Pension Plan.

"Second Deed of Trust" shall mean that certain Second Deed of Trust, dated March 21, 1997, from the Corporation to David F. Belkowitz and James W. Theobald, as trustees, for the benefit of the Lender, recorded in the Office of the Circuit
Court of New Kent County, Virginia, at Deed Book 242, Page 277, securing the Line of Credit Note, as the same may be amended from time to time.

"SWFs" shall mean the satellite wagering facilities licensed to the Partnership for operation by the Virginia Racing Commission.

"Solvent" shall mean, with respect to any party on a particular date, that on such date (i) the fair value of the property of such party is greater than the total amount of liabilities; (ii) the present fair market value of the assets of such party is not less than the amount that will be required to pay the probable liability of such party on its debts as they become absolute and matured; (iii) such party is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; and (iv) such party does not intend to, and does not believe that it will, incur debts or liabilities beyond such party's ability to pay such debts and liabilities as they mature.
"Term Note" shall mean that certain Amended and Restated Note of even date herewith, given by the Partnership to the Lender in the aggregate principal amount of $15,000,000, representing the PNC Debt as assigned to the Lender, as the same may be amended, renewed, replaced or supplemented from time to time.

"Uniform Commercial Code" shall mean the Uniform Commercial Code as enacted in each applicable jurisdiction.

1.2     INTERPRETATION.1.2     INTERPRETATION.

     Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole, "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation." References in this Agreement to "determination" of or by the Lender shall be deemed to include good faith estimates by the Lender (in the case of quantitative determinations) and good faith beliefs by the Lender (in the case of qualitative determinations). Whenever the Lender is granted the right herein to act in its sole discretion or to grant or withhold consent or approval, such right shall be exercised in good faith. The words "hereof,"
"herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

     1.3     ACCOUNTING  PRINCIPLES.1.3     ACCOUNTING  PRINCIPLES.

     Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP.

2.     AGREEMENT  TO  BORROW  AND  LEND2.  AGREEMENT  TO  BORROW  AND  LEND
       --------------------------------    --------------------------------

2.1     AGREEMENT  TO  BORROW  AND  LEND.2.1     AGREEMENT  TO  BORROW AND LEND.

     Subject to the terms, provisions and conditions contained in this Agreement in reliance upon the representations and warranties set forth herein, the Lender agrees to lend to each Borrower in the aggregate, the amount of the Loan.

     2.2     THE  NOTES.2.2     THE  NOTES.

     The Loan is and shall be evidenced by the Notes, and the Loan shall bear interest calculated and payable as provided in Section 3 below. Each Borrower shall pay the outstanding principal of its portion of the Loan and all unpaid interest accrued on the Loan and all other sums then owing under the Loan Documents in full on the Expiration Date. The unpaid amounts of the Loan, as set forth on the books and records of the Lender or other holder of the Notes maintained in the ordinary course of business, shall be presumptive evidence of the principal amount thereof owing and unpaid, absent manifest error, but the failure to record any such amount on the books and records shall not limit or affect the obligations of either Borrower hereunder or under the Notes to make payments of principal and interest on the Loan when due.

2.3     TERM.2.3     TERM.

     The term of the Loan shall commence on the Closing Date and shall terminate on the Expiration Date.

3.     LOAN  INTEREST  RATES, PAYMENTS AND FEES3.  LOAN INTEREST RATES, PAYMENTS
       ----------------------------------------    -----------------------------
AND  FEES
 --------

3.1     INTEREST  RATE.3.1     INTEREST  RATE  OPTIONS.

     Each Borrower shall pay interest in respect of the outstanding unpaid principal amount of its portion of the Loan at the rate per annum of LIBOR plus three percent (3%) from the date of any advance of principal. Interest shall accrue based upon a 360 day calendar year for each of the actual days elapsed. The Lender shall maintain a record of each advance of principal, principal payment, interest accrual and interest payment. The interest rate upon each advance of principal shall be determined as of the date of the advance and shall remain fixed for the term of the Loan until such advance and all accrued interest thereon shall be repaid in full. If at any time the designated rate applicable to any portion of the Loan made by the Lender exceeds the highest lawful rate, the rate of interest on the Loan shall be limited to the highest lawful rate.

3.2     DEFAULT  INTEREST  AND  LATE PAYMENT CHARGE.3.2     DEFAULT INTEREST AND
LATE  PAYMENT  CHARGE.

     To the extent permitted by Law, upon the occurrence and during the continuation of any Remedies Event, each Borrower shall pay interest on the entire principal amount then outstanding and all other sums due under its portion of the Loan at a rate per annum equal to the Default Rate. The Default Rate shall accrue before and after judgment has been entered. In addition, a Borrower shall pay upon demand by the Lender a late payment charge equal to five percent (5%) of the amount of any payment due from such Borrower under the Loan, prior to maturity or acceleration, which is not received by the Lender within ten (10) days after the date such payment is due. Each Borrower acknowledges that the increased interest rate and the late payment charge provided for herein reflect, among other things, the fact that the Loan has become a substantially greater risk given its default status and that the Lender is entitled to additional compensation for such risk.

3.3     INTEREST  RATE  UNASCERTAINABLE.3.3     INTEREST  RATE  UNASCERTAINABLE.

     If, on any date on which the interest rate set forth in Section 3.1 would otherwise be determined, the Lender shall have determined (which determination shall be conclusive absent manifest error) that: (i) adequate and reasonable means do not exist for ascertaining such interest rate; or (ii) an event or condition has occurred which materially and adversely affects the applicable U.
S. eurodollar markets, the interest rate hereunder shall be the Prime Rate plus 4%.

3.4     PAYMENTS.3.4     PAYMENTS.

     All payments and prepayments to be made in respect of principal, interest, the Closing Fee or other amounts due from a Borrower to the Lender hereunder shall be payable prior to 12:00 noon, Eastern Time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by a Borrower, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Lender at its Principal Office in U. S. Dollars and in immediately available funds. The Lender's statement of account ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loan and other amounts owing under this Agreement and shall be deemed an "account stated."

     3.5     INTEREST  PAYMENT  DATES.3.5     INTEREST  PAYMENT  DATES.

     Interest on the Loan shall be due and payable in arrears on the first (1st) day of each calendar month commencing on September 1, 2000 and on the first
(1st) day of each calendar month thereafter throughout the term of the Loan and on the Expiration Date or upon acceleration of a Note.

     3.6     OPTIONAL  PREPAYMENTS.3.6     OPTIONAL  PREPAYMENTS.

     A Borrower shall have the right at its option from time to time to prepay its portion of the Loan in whole or part at any time without premium or penalty. Whenever a Borrower desires to prepay any part of the Loan, it shall provide a prepayment notice to the Lender at least five (5) Business Days prior to the date of prepayment setting forth the date, which shall be a Business Day, on which the proposed prepayment is to be made, and the total principal amount of such prepayment, which shall not be less than $100,000. The principal amount of the portion of the Loan for which a prepayment notice is given shall be due and payable on the date specified in such prepayment notice.

3.7     PRINCIPAL  PAYMENTS.3.7     PRINCIPAL  PAYMENTS.

     Beginning on June 30, 2002 and on June 30 of each calendar year thereafter, throughout the remaining term of the Loan, each Borrower shall make annual payments (the "Mandatory Principal Payments") of the outstanding principal balance of its portion of the Loan in the amount of $1,000,000. Additionally, with each Mandatory Principal Payment, the Corporation shall make additional principal payments as available in the amount of fifty percent (50%) of its Free Cash Flow for the previous year ended December 31, as repayment of the Line of Credit Note.

     3.8     ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES.3.8     ADDITIONAL
COMPENSATION  IN  CERTAIN  CIRCUMSTANCES.

     (a)     Increased  Costs  or  Reduced  Return on Borrowing, Other Expenses,
             -------------------------------------------------------------------
Etc. If: (a) the Lender incurs any expense, cost, claims or fees ("Costs"), either at the time of the closing of the refinancing of the PNC Debt or at anytime thereafter in connection with the refinancing of the PNC Debt and such Costs are passed through or charged to the Lender thereunder; or (b) any law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body shall result in a Cost to the Lender, then the Lender may from time to time notify a Borrower of the amount determined in good faith, (which determination shall be conclusive absent manifest error) to be necessary to compensate the Lender for such Cost. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by such Borrower to the Lender within ten (10) Business Days after such notice is given.

     3.9     CLOSING  FEES.3.9     CLOSING  FEES.

     The Borrower agrees to pay to the Lender on or before the Closing Date, as consideration for the Loan, the Closing Fee.

4.     AFFIRMATIVE  COVENANTS4.  AFFIRMATIVE  COVENANTS
       ----------------------    ----------------------

     Each Borrower hereby covenants and agrees that, from the date hereof and until the Notes have been paid in full and all other obligations hereunder shall have been performed and discharged, it shall comply at all times with the following affirmative covenants:

4.1     PRESERVATION  OF  EXISTENCE.4.1     PRESERVATION  OF  EXISTENCE.

     Each Borrower shall maintain its existence and its license or qualification and good standing in each jurisdiction in which the nature of its business makes such licensing or qualification necessary or appropriate.

4.2     PAYMENT  OF  LIABILITIES,  INCLUDING  IMPOSITIONS.4.2     PAYMENT  OF
LIABILITIES,  INCLUDING  IMPOSITIONS.

     Each Borrower shall duly pay and discharge all liabilities to which it is subject or which are asserted against it at such times and in the manner set forth in the Deed of Trust, the Second Deed of Trust and the Hampton Deed of Trust, as applicable.

4.3     COMPLIANCE  WITH  LAWS.4.3     COMPLIANCE  WITH  LAWS.

     Each Borrower shall comply with all applicable Laws in all material respects, including, but not limited to, all Environmental Laws.

     4.4     KEEPING  OF RECORDS AND BOOKS OF ACCOUNT.4.4     KEEPING OF RECORDS
AND  BOOKS  OF  ACCOUNT.

     Each Borrower shall maintain and keep proper books of record and account which enable it to issue financial statements and reports and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

4.5     VISITATION  RIGHTS.4.5     VISITATION  RIGHTS.

     Each Borrower shall permit any of the officers or authorized employees or representatives of the Lender to visit and inspect the Project and to examine and make excerpts from its books and records and discuss its affairs, finances and accounts with its officers, all in such reasonable detail and at such reasonable times during normal business hours and as often as the Lender may reasonably request, provided (i) the Lender shall provide reasonable notice prior to any visit or inspection and a reasonable opportunity to participate in such visit or inspection, and (ii) the Lender agrees to keep confidential any information obtained that is not generally available to the public.

4.6     MAINTENANCE  OF  INSURANCE.4.6     MAINTENANCE  OF  INSURANCE.

     (a) Each Borrower shall obtain the insurance coverages specified in this Section 4.6(a). The insurer issuing any such policy shall certify to the Lender that (1) losses will be adjusted only with the approval of the Lender,
(2) loss payments will be payable to the Lender, such payments to be applied in the manner set forth in the Deed of Trust, Second Deed of Trust or Hampton Deed of Trust, as applicable, either to the restoration, repair or replacement of the Improvements or to the payment of the Loan, (3) the interest of the Lender shall be insured regardless of any breach or violation by a Borrower of any warranties, declarations or conditions contained in such policy, and (4) if such insurance is canceled or materially changed or if any reinsurance is canceled for any reason whatsoever, such insurer will promptly notify the Lender and such cancellation or change shall not be effective as to the Lender for thirty (30) days after receipt by the Lender of such notice. Each Borrower shall deliver to the Lender evidence of each renewal policy in a form acceptable to the Lender not less than thirty (30) days prior to the expiration of the original policy or preceding renewal policy (as the case may be); and to deliver to the Lender, upon the Lender's request, receipts or other evidence that the premiums thereon have been paid in accordance with the Policy. The insurer or reinsurer for all such policies shall be rated A-IX by A.M. Best, or such other rating reasonably acceptable to the Lender. The form, content, insurers and reinsurers of all insurance policies required under this Agreement and the Deed of Trust, Second Deed of Trust or Hampton Deed of Trust, as applicable, shall be satisfactory to the Lender in accordance with the standards established in this Section 4.6.

     (i)     Fire  and  Extended Coverage Insurance.  Fire and Extended Coverage
             --------------------------------------
Insurance insuring the Improvements and all materials (installed and uninstalled), supplies and other personal property on the Land against loss or damage by fire, vandalism, burglary, theft, riot, earthquake and other hazards insured against by extended coverage insurance and such other insurance (including, but not linked to, business interruption insurance covering loss of net earnings, including rental income, and costs associated with the period of project restoration, malicious mischief insurance and flood insurance if in a Federal flood prone area) as may be specified by the Lender from time to time, in amounts acceptable to the Lender and to be evidenced by an Accord Form 27 Evidence of Insurance (or such other equivalent form as may be acceptable to the Lender).

(ii)     Public  Liability Insurance.  Commercial general liability insurance in
         ---------------------------
connection with the Land and Improvements, and automobile liability insurance covering all motor vehicles used in connection with the Land and Improvements, all in amounts and with insurers reasonably acceptable to the Lender. Each Borrower shall cause the insurer to name the Lender as an additional insured under such coverage.

     (iii)     Workers'  Compensation  Insurance.  Workers'  compensation  and
               ---------------------------------
employer's liability insurance covering all liability in connection with the Land and Improvements under applicable Laws with respect to each Borrower and the Contractor.

     (b) Each Borrower shall insure its properties and assets (other than the Land and Improvements which are required to be insured in the manner provided in subsection (a) above) against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including business interruption) and in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses and against public liability for damages and against other risks (including errors and omissions) in amounts normally carried by prudent companies carrying on similar businesses and reasonably satisfactory to the Lender.

4.7     NOTICE.4.7     NOTICE.

     Each Borrower shall give prompt written notice to the Lender (a) of any action or proceeding instituted by or against it which constitutes a Conditional Default or a Remedies Event under this Agreement, or (b) of a default by a Borrower under any other material contract, instrument or agreement to which it is a party or by which it or any of its properties or assets may be bound or to which it or any of its properties or assets may be subject, which default could be reasonably expected to result in a Material Adverse Change.

     4.8     PERFORMANCE  OF  OBLIGATIONS.4.8     PERFORMANCE  OF  OBLIGATIONS.

     Each Borrower shall duly pay, perform and discharge all of its obligations hereunder and under the other Loan Documents.

4.9     CERTIFICATE  OF  NO  REMEDIES  EVENT.4.9     CERTIFICATE  OF NO REMEDIES
EVENT.

     At the reasonable request of the Lender, each Borrower shall furnish to the Lender a certificate signed by an officer of such Borrower, that to the best of his or her knowledge, such Borrower has kept, observed, complied with, fulfilled and performed in all material respects every term, covenant and condition in this Agreement and the other Loan Documents on its part to be kept and performed (or, if such should not be the fact, specifying the nature of such non-compliance); that no Conditional Default or Remedies Event exists (or if one exists, specifying the nature thereof); that no event has occurred or is threatened which if continued would permit the holder of any Indebtedness of a Borrower or to which its property is subject to accelerate the maturity thereof or enforce any Lien securing the same; that no material litigation or administrative proceeding has been instituted by or against a Borrower (or, if such should not be the fact, then the facts and circumstances relating to such event or litigation in detail) and covering such other matters relating to a Borrower, the Loan or the Collateral as the Lender may reasonably require.

4.10     TITLE TO LAND AND IMPROVEMENTS.4.10     TITLE TO LAND AND IMPROVEMENTS.

     Except as approved by the Lender in writing, each Borrower shall retain its interest in the Land and Improvements until the Lender Debt has been indefeasibly paid in cash and satisfied in full.

4.11     FURTHER  ASSURANCES.4.11     FURTHER  ASSURANCES.

     Each Borrower shall, from time to time, at its expense, faithfully preserve and protect the Lender's lien on and security interest in the Collateral as a continuing first priority perfected lien, subject only to the Permitted Encumbrances, and shall take such other action as the Lender may reasonably request from time to time in order to preserve, perfect and protect the liens granted under the Collateral Documents, to exercise and enforce the Lender's rights and remedies thereunder and with respect to the Collateral and to carry out the terms of this Agreement and the other Loan Documents.

4.12     ESTOPPEL  CERTIFICATE.4.12     ESTOPPEL  CERTIFICATE.

     At any time or times, within ten (10) Business Days after written demand by the Lender therefor, each Borrower shall deliver to the Lender a certificate duly executed and in form reasonably satisfactory to the Lender, stating and acknowledging, to the best of a Borrower's knowledge, the then unpaid principal balance, and interest due and unpaid under the Loan, the fact that there are no defenses, offsets or counterclaims thereto (or, if such should not be the fact, then the facts and circumstances relating to such defenses, offsets or counterclaims) and such other matters as the Lender may reasonably require.

4.13     REPAIRS.4.13     REPAIRS.

     Each Borrower shall maintain and keep the Land and the Improvements and all properties and assets of such Borrower in good working order and condition and make all necessary and proper repairs and replacements thereto.

4.14     EMPLOYEE  BENEFIT  PLANS.4.14     EMPLOYEE  BENEFIT  PLANS.

     The Borrower and all members of the ERISA Group shall comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to any of them with respect to Benefit Arrangements, Pension Plans, Multiemployer Pension and/or Welfare Plans, except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, a Borrower shall cause all of the Pension Plans maintained by such Borrower or any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA, and shall make, in a timely manner, all contributions due to Pension Plans, Benefit Arrangements and Multiemployer Pension and Welfare Plans, except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change.

     4.15     NOTICES  REGARDING  MULTIEMPLOYER  PENSION  AND WELFARE PLANS.4.15
NOTICES  REGARDING  MULTIEMPLOYER  PENSION  AND  WELFARE  PLANS.

     Promptly upon becoming aware of the occurrence thereof, a Borrower shall notify the Lender (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto) of:

     (a) any Prohibited Transaction which could subject such Borrower to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
Section 4975 of the Internal Revenue Code in connection with any Multiemployer Pension or Welfare Plan; and

     (b) any partial or complete withdrawal by such Borrower from a Multiemployer Pension or Welfare Plan or assertion thereof, where such withdrawal or asserted withdrawal is likely to result in withdrawal liability.

4.16     LICENSES  AND  PERMITS.4.16     LICENSES  AND  PERMITS.

     Each Borrower shall take all actions necessary to maintain and keep in good standing all licenses, permits and other approvals necessary for the operation and occupancy of the Land and Improvements and for the conduct of horse racing and wagering at the Land and Improvements. Each Borrower shall keep the Lender advised of the status of such licenses, permits and other approvals and shall provide the Lender with copies of any notices from the Virginia Racing Commission or other Official Body threatening the suspension or revocation of any such license, permit or approval promptly following the receipt thereof by such Borrower.

5.     NEGATIVE  COVENANTS5.  NEGATIVE  COVENANTS
       -------------------    -------------------

     Each Borrower hereby covenants and agrees that, from the date hereof and until the Lender Debt has been paid in full and all other obligations hereunder shall have been performed and discharged, it shall comply at all times with the following negative covenants:

5.1     CHANGES  IN  ORGANIZATIONAL  DOCUMENTS.5.1     CHANGES IN ORGANIZATIONAL
DOCUMENTS.

     Each Borrower shall not amend or modify, or permit the amendment or modification of, in any material respect, the Borrower Documents without providing prior written notice to the Lender and obtaining the prior written consent of the Lender.

5.2     TRANSFER  OF  LAND  AND  IMPROVEMENTS.5.2     TRANSFER  OF  LAND  AND
IMPROVEMENTS.

Each Borrower shall not voluntarily or by operation of law, directly or indirectly, sell, convey, transfer, assign, pledge, encumber, or permit to be sold, conveyed, transferred, assigned, pledge, or encumbered its interest in or any part of the Land or the Improvements, or any license issued by the Virginia Racing Commission, without the prior written consent of the Lender having been obtained. Any transaction which is prohibited under this Section 5.2 shall be null and void to the extent permitted by applicable Law. The Lender shall not be under any obligation to allege or show any impairment of the Collateral, and the Lender may pursue any legal or equitable remedies for default, without such allegation or showing, notwithstanding the foregoing.

5.3     LIQUIDATION  OR  MERGER.5.3     LIQUIDATION  OR  MERGER.

     Each Borrower shall not liquidate, dissolve, consolidate or merge with or into any other corporation, partnership or other entity or permit any other corporation, partnership or other entity to consolidate or merge with or into it without the prior written consent of the Lender.

5.4     JUDGMENTS.5.4     JUDGMENTS.

     Each Borrower shall not permit any formal judgment obtained against it in excess of $50,000 to remain unpaid for a period of thirty (30) days following the entry thereof without obtaining a stay of execution or bonding or causing such judgment to be bonded.

5.5     LEASING  OF  PREMISES.5.5     LEASING  OF  PREMISES.

          Except as may be permitted under the Deed of Trust, Second Deed of Trust or Hampton Deed of Trust, a Borrower shall not, without the prior written approval of the Lender, terminate, amend, modify, extend, enter into, or give any consent to any tenant under any lease, with the exception of the Lease.

5.6     MATERIAL  ADVERSE  CHANGE.5.6     MATERIAL  ADVERSE  CHANGE.

     Each Borrower shall not take any action or omit to take any action which would cause a Material Adverse Change in the business, assets, operation or financial condition, of a Borrower to occur.

5.7     CONDUCT  OF  BUSINESS.5.7     CONDUCT  OF  BUSINESS.

     Each Borrower shall not conduct any business or activity, the nature of which would differ in any material respect from that presently conducted by it or contemplated hereunder without the Lender's prior written consent.

     5.8     CREATION  OF  LIENS.5.8     CREATION  OF  LIENS.

     Except for Permitted Encumbrances and except as otherwise specifically contemplated by the Loan Documents, each Borrower shall not create, incur, assume or suffer to exist or be created, or permit any pledge of, or any deed of trust, mortgage, Lien, charge, security interest or encumbrances of any nature with respect to the Land or the Improvements, or assign, pledge or in any way transfer or encumber its rights to receive income from the Land or the Improvements.

5.9     VALUE  OF  COLLATERAL.5.9     VALUE  OF  COLLATERAL.

     Each Borrower shall not take any action which would result in any material impairment of the value of any Collateral.

5.10     TRANSFER  OF  PERSONALTY.5.10     TRANSFER  OF  PERSONALTY.

     Except as provided under the Permitted Encumbrances, each Borrower shall not voluntarily or by operation of law, directly or indirectly, sell, assign, transfer, encumber, pledge, mortgage, hypothecate, convey or otherwise dispose of any interest in or any part of any personalty located upon the Land or the Improvements or used or intended to be used in connection therewith, or any of the licenses, permits or other approvals necessary for the operation and occupancy of the Land and Improvements, the conduct of live racing at the horse racing facility in New Kent County, Virginia, or the conduct of wagering activities at the Hampton SWF, provided that each Borrower may dispose of any worn out personal property as long the same is promptly replaced, to the extent necessary, with personal property that is the functional equivalent of the replaced property within such time as would not impair the operation of the Project.

5.11     DISPOSITION  OF  RENTS.5.11     DISPOSITION  OF  RENTS.

     Except as provided in the Loan Documents, and except as provided under the Permitted Encumbrances, each Borrower shall not consent to or commit any sale, conveyance, pledge, mortgage, hypothecation or other disposition of any rents or other funds arising from the Land or the Improvements.

5.12     PENSION  PLANS  AND  BENEFIT  ARRANGEMENTS.5.12     PENSION  PLANS  AND
BENEFIT  ARRANGEMENTS.

     A  Borrower  and  members  of  the  ERISA  Group  shall  not:

(a) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Pension Plan;

(b) request a minimum funding waiver from the Internal Revenue Service with respect to any Pension Plan;

(c) engage in a Prohibited Transaction with any Pension Plan, Benefit Arrangement or Multiemployer Pension or Welfare Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

(d) permit the aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Pension Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

(e) fail to make when due any contribution to any Multiemployer Pension or Welfare Plan that such Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

(f) withdraw (completely or partially) from any Multiemployer Pension or Welfare Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Pension Plan, where any such withdrawal is likely to result in a material liability of a Borrower or any member of the ERISA Group;

(g)     terminate,  or  institute  proceedings  to  terminate, any Pension Plan,
where  such  termination  is     likely  to  result in a material liability to a
Borrower  or  any  member  of  the  ERISA  Group;

(h) make any amendment to any Pension Plan with respect to which security is required under Section 307 of ERISA; or

(i) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

5.13     ERISA  PROHIBITED  TRANSACTION.5.13     ERISA  PROHIBITED  TRANSACTION.

     Neither a Borrower, nor members of the ERISA Group shall take any action which would result in the Loan constituting a Prohibited Transaction between such Borrower and Lender.

6.     DISBURSEMENT  MATTERS6.  DISBURSEMENT  MATTERS
       ---------------------     --------------------

     6.1     PROCEDURES.6.1     PROCEDURES.

     The Lender shall make disbursements upon the mutual agreement of a Borrower and the Lender, subject to satisfaction of all the conditions to Closing set forth herein. The Lender shall not be obligated to make any disbursement until a Borrower, at its expense, shall have fulfilled all conditions of this
Agreement applicable thereto, including, without limitation, the delivery and approval of the items referred to on Exhibit B attached hereto on or before the
                                      ---------
Closing  Date,  and  satisfaction  of  the  following  conditions:

     (a) No portion of the Improvements shall have been damaged by fire or other casualty and no condemnation or taking of the Land or the Improvements or any material portion thereof shall be pending or threatened;

(b) The Lender shall have received all duly executed Loan Documents; and the Collateral Documents and other documents to be placed of record shall have been duly recorded and filed in all appropriate offices;

(c) The security interest in all property described in the Collateral Documents shall have been duly perfected and shall be a valid and enforceable first lien subject to Permitted Encumbrances except with respect to the Second Deed of Trust which shall be a valid and enforceable second lien;

(d)     The  Closing  Fee  shall  have  been paid on or before the Closing Date.

(e) No Remedies Event or Conditional Default shall have occurred and be continuing under this Agreement, or any of the other Loan Documents; and

(f) The representations and warranties of each Borrower contained in Article 8 hereof shall be true and accurate on and as the Closing Date, and each Borrower shall have performed and complied with all covenants and conditions hereof.

7.     REPORTING  REQUIREMENTS7.  REPORTING  REQUIREMENTS
       -----------------------    -----------------------

7.1     ENVIRONMENTAL  REPORTS  AND  TITLE REPORTS.7.1     ENVIRONMENTAL REPORTS
AND  TITLE  REPORTS.

     (a)     Title  Reports.  At  option  of the Lender, once each calendar year
             --------------
until the Lender Debt has been repaid in full, the Lender may request and a Borrower shall deliver within fifteen (15) days of such request, an updated title report on the Project, prepared and issued by the same title insurance company that provided to the Lender the lender's policy of title insurance in connection with the assignment of the Deed of Trust. After the occurrence of a Remedies Event and so long thereafter as such Remedies Event shall remain uncured, a Borrower will furnish such title reports, endorsements or policies as the Lender shall require. If a Borrower fails to deliver the title updates, reports, endorsements or policies required pursuant to this Section, the Lender may obtain such item(s) and Borrower will reimburse the Lender for costs incurred upon demand.

(b)     Environmental  Reports  Within  sixty (60) days following the request of
        ----------------------
the Lender, which, in the absence of a Remedies Event, or prior to such time that the Lender believes that there has been a breach of the Environmental Indemnity Agreement, may be made once each calendar year (but such request may be made at any time following the occurrence of a Remedies Event and so long thereafter as such Remedies Event shall remain uncured, or if the Lender has reason to believe there has been a breach of the Environmental Indemnity Agreement until the Loan has been repaid in full), a Borrower shall cause an environmental audit of the Project to be prepared at Borrower's sole and reasonable cost and expense, which environmental audit will be in the form and performed by a consultant approved by the Lender, and if the applicable Borrower does not respond to the Lender's request within sixty (60) days, the Lender shall cause an environmental audit of such Project and, upon demand, such Borrower will reimburse the Lender for all costs incurred.

     8.     REPRESENTATIONS  AND  WARRANTIES8.  REPRESENTATIONS  AND  WARRANTIES
            --------------------------------    --------------------------------

The  Borrower  hereby  warrants  and  represents  to  the  Lender  as  follows:

8.1     DUE  FORMATION;  CAPACITY.8.1     DUE  FORMATION;  CAPACITY.

     Each Borrower is duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia, and has full power and authority to own or lease and operate properties, and to conduct is affairs as now being conducted and as proposed to be conducted. The sole general partner of the Partnership is SRC and the sole limited partner of the Partnership is the Corporation.

8.2     POWER  AND  AUTHORITY.8.2     POWER  AND  AUTHORITY.

     Each Borrower has full power and authority to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, and to perform its partnership obligations hereunder and thereunder and all such actions have been duly authorized by all necessary proceedings on its part.

8.3     VALIDITY  AND  BINDING  EFFECT.8.3     VALIDITY  AND  BINDING  EFFECT.

     This Agreement and the other Loan Documents which are required to be executed and delivered prior to Closing Date pursuant to the terms of this Agreement, have been duly and validly executed and delivered by each Borrower and, to the best knowledge of each Borrower, by all other parties thereto. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of each Borrower enforceable against it in accordance with their respective terms.

8.4     NO  CONFLICT.8.4     NO  CONFLICT.

     Neither the execution and delivery of this Agreement and the other Loan Documents nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the Borrower Documents; (ii) the Lease Agreement between the Borrower and the Partnership for the horse racing facility in New Kent County, Virginia; or (ii) any Governmental Approval, any applicable Law or any material agreement or instrument to which a Borrower is a party or by which a Borrower or the Property (as defined in the Deed of Trust, Second Deed of Trust or Hampton Deed of Trust) is bound.

8.5     OTHER  AGREEMENTS.8.5     OTHER  AGREEMENTS.

     Each Borrower is not a party to any agreement or instrument that materially and adversely affects its present or proposed business, properties or assets, operation or conditions, financial or otherwise and is not in default of the performance, observance, or fulfillment of any of the material obligations, covenants or conditions set forth in any material agreement or instrument to which it is a party, including the Lease Agreement between the Corporation and the Partnership for the horse racing facility in New Kent County, Virginia.

     8.6     NO  CONDITIONAL  DEFAULT  OR  REMEDIES EVENT.8.6     NO CONDITIONAL
DEFAULT  OR  REMEDIES  EVENT.

     No Conditional Default has occurred and no condition exists or will be caused by any disbursement of Loan proceeds which will constitute a Conditional Default or Remedies Event.

8.7     NO LITIGATION OR INVESTIGATIONS.8.7     NO LITIGATION OR INVESTIGATIONS.

     There is no pending or, to a Borrower's knowledge, threatened litigation or governmental investigation which questions the capacity, ability or authority of a Borrower to execute, deliver and perform the provisions of the Loan Documents to which it is a party, or if determined adversely to a Borrower, would reasonably be expected to cause a Material Adverse Change.


8.8     FINANCIAL  STATEMENTS.8.8     FINANCIAL  STATEMENTS.

     The information, financial statements and other financial data furnished by a Borrower to the Lender are true and correct in all material respects and present fairly the financial condition of a Borrower as of the date of such statements or data.

8.9     IMPOSITIONS.8.9     IMPOSITIONS.

     All returns for Impositions required to have been filed by a Borrower have been timely filed and payment has been made, or will be made prior to the date upon which any penalty or fine may be imposed, for all Impositions which have or may become due pursuant to said returns or to assessments received except to the extent that any such Imposition may be contested in a manner consistent with the Deed of Trust, Second Deed of Trust and Hampton Deed of Trust.

8.10     TITLE  ASPECTS.8.10     TITLE  ASPECTS.

     Each Borrower has a good and marketable title to the Land, subject only to Permitted Encumbrances. Each Borrower has been granted all easements appropriate for the operation of the Improvements.

     8.11.     ZONING  AND  GOVERNMENTAL  APPROVALS.8.11.     ZONING  AND
GOVERNMENTAL  APPROVALS.

     To the best knowledge of each Borrower, the use and occupancy of the Improvements conforms in all material respects to all applicable Laws, all existing Governmental Approvals and all covenants, conditions and restrictions contained in a deed, lease or other instrument or agreement covering or affecting all or any portion of the Land. All Governmental Approvals (except to the extent the same are of a nature so as not to be obtainable until a later stage of construction or completion of the Improvements) have been obtained and are valid and in full force and effect.

8.12     UTILITIES.8.12     UTILITIES.

     All utility and municipal services necessary for the use and occupancy of the Improvements are available to the Land and have sufficient capacity to operate the Improvements for their intended purposes, including water supply, storm and sanitary sewer facilities, electricity and telephone facilities.

8.13     SECURITY  INTERESTS.8.13     SECURITY  INTERESTS.

     Upon proper filing and continuation and the Lender's receipt of the stock of SRC, pledged under the Pledge Agreements, the Liens and security interests granted or to be granted to the Lender pursuant to this Agreement and the other Loan Documents, as assigned from PNC, constitute and will continue to constitute valid perfected first priority security interests under the Uniform Commercial Code, Virginia law or other applicable Law, entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code, Virginia law or any other Law.

8.14     DEED  OF  TRUST.8.14     DEED  OF  TRUST.

     (a) The Liens granted in the Deed of Trust, as assigned from PNC to the Lender and granted in the Hampton Deed of Trust, constitute a valid perfected first priority Lien under applicable Law, and the property secured thereby is subject to no other prior Liens or encumbrances except for the Permitted Encumbrances. All action as is necessary or advisable to establish (and assign, as applicable) such Lien and its priority as described in the preceding sentence, including recordation of the Deed of Trust and the Hampton Deed of Trust and any necessary assignments thereof in the appropriate offices, the payment of any transfer fees, recording fees or other fees will be taken promptly following the Closing Date, and there will be, upon execution, delivery and recordation of the assignment of the Deed of Trust, no necessity for any further action in order to protect, preserve and continue such Lien and such priority.

          (b) The Lien granted in the Second Deed of Trust, as amended, constitutes a valid perfected second Lien under applicable law, and the Property secured thereby is subject to no other prior Liens or encumbrances except for the Permitted Encumbrances. All such action as is necessary or advisable to establish such Lien and its priority as described in the preceding sentence including recordation of an Amendment to the Second Deed of Trust in the appropriate offices, the payment of any transfer fees, recording fees or other fees will be taken as soon as possible following the Closing Date and there will be upon execution, delivery and recordation of an Amendment to the Second Deed of Trust, no necessity for any further action to protect, preserve and continue such Lien and such priority.


     8.15     ENVIRONMENTAL  MATTERS.8.15     ENVIRONMENTAL  MATTERS.

     The Environmental Indemnity Agreement is hereby incorporated herein by this reference.

8.16     INSURANCE.8.16     INSURANCE.

     All insurance policies and bonds furnished to the Lender by a Borrower are valid and in full force and effect. No notice has been given or claim made and, to the best of each Borrower's knowledge, no grounds presently exist to cancel or void any of such policies or bonds or to reduce the coverage provided thereby. In each Borrower's reasonable judgment, such policies and bonds provide adequate coverage in amounts sufficient to insure the assets and risks of a Borrower in accordance with prudent business practices.

8.17     PENSION  PLANS  AND  BENEFIT  ARRANGEMENTS.8.17     PENSION  PLANS  AND
BENEFIT  ARRANGEMENTS.67

     (a) A Borrower and each member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Pension Plans and Multiemployer Pension and Welfare Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Pension Plan or, to the best knowledge of such Borrower, with respect to any Multiemployer Pension Plan or Multiple Employer Pension Plan, which could result in any material liability of such Borrower or any other member of the ERISA Group. A Borrower and all members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Pension Plan or a Multiple Employer Pension Plan or any Law pertaining thereto. With respect to each Pension Plan and Multiemployer Pension Plan, a Borrower and each member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

          (b) To the best of each Borrower's knowledge, each Multiemployer Pension or Welfare Plan and Multiple Employer Pension Plan is able to pay benefits thereunder when due.

     (c)     Neither  Borrower  nor  any  other  member  of  the ERISA Group has
instituted  or  intends     to  institute  proceedings  to terminate any Pension
Plan.

(d) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Pension Plan, and no amendment with respect to which security is required under
Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

(e)     The  aggregate  actuarial  present  value  of  all  benefit  liabilities
(whether or not vested) under each Pension Plan, determined on a loan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Pension Plan.

(f) Neither Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Pension or Welfare Plan or Multiple Employer Pension Plan. Neither Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Pension Plan or Multiple Employer Pension Plan that such Multiemployer Pension Plan or Multiple Employer Pension Plan has been terminated within the meaning of Title IV of ERISA, and, to the best knowledge of each Borrower, no Multiemployer Pension Plan or Multiple Employer Pension Hart is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

(g) To the extent that any Benefit Arrangement is insured, a Borrower and all members of the ERISA Group have paid when due all premiums required to be paid for all periods through and including the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, a Borrower and all members of the ERISA Group have made when due all contributions required to be paid for all periods through and including the Closing Date. There has been no COBRA violation by either Borrower or any member of the ERISA Group which could result in any material liability to such Borrower.

9.     DEFAULTS  AND  REMEDIES9.     DEFAULTS  AND  REMEDIES
       -----------------------       -----------------------

     9.1     EVENTS  OF  DEFAULT.9.1     EVENTS  OF  DEFAULT.

     The following shall be deemed to be Events of Default under this Agreement (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

     (a) A Borrower shall fail to make any payment of principal or interest with respect to the Loan within ten (10) days following the date on which such payment shall become due (except for the payment of principal and interest due on the Expiration Date, which if not paid in full on such date, shall constitute on Event of Default), or a Borrower shall fail to pay within ten (10) days after written notice any other amount owing hereunder or under the other Loan Documents;

(b) Any representation or warranty made at any time by a Borrower or any Guarantor herein or in any other Loan Documents or in any certificate, other instrument or written statement furnished by a Borrower or any Guarantor pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect;

(c) A Borrower shall fail to make any deposit of funds required under this Agreement within ten (10) days after written demand by the Lender or such longer period of time, if any, expressly provided for in this Agreement;

(d) A Borrower shall fail to comply with any other covenant contained in this Agreement or any of the other Loan Documents which calls for the payment of money and shall not cure that failure within ten (10) days after written demand by the Lender;

(e) A Borrower or any Guarantor shall fail to comply with any covenant contained in this Agreement or any of the other Loan Documents, other than those defaults referred to in the other subparagraphs of this Section 9.1, and shall not cure that failure within thirty (30) days after written notice thereof by the Lender to such Borrower and the Guarantors or such shorter period of time for cure specified in any Loan Document (such grace period to be applicable only in the event such default can be remedied by corrective action of such Borrower or the applicable Guarantor as determined by the Lender in its reasonable discretion), provided that, in the event that such default cannot be remedied with reasonable due diligence during such thirty (30) day period, such default shall not constitute an Event of Default so long as such Borrower or the applicable Guarantor continues with reasonable due diligence to attempt to remedy the same for such additional period of time as may be required not to exceed an additional ninety (90) days;

(f) A Borrower or any Guarantor shall cease to be Solvent or shall be unable to pay its respective debts as the same shall mature or there shall be filed by or against (unless dismissed within sixty (60) days after any involuntary filing) such Borrower or any Guarantor a petition in bankruptcy or a petition seeking the appointment of a receiver, trustee or conservator for such Borrower or any Guarantor or any portion of its respective properties or seeking reorganization or to effect a plan or other arrangement with or for the benefit of creditors, or a Borrower shall consent to the appointment of a receiver, trustee or conservator;

(g) Any Lien or encumbrance, other than a Permitted Encumbrance, is entered against the Land or Improvements and such Lien or encumbrance is not discharged, vacated or bonded within fifteen (15) Business Days after the filing thereof;

(h) Any final judgment(s) for the payment of money in excess of $50,000 shall be entered against a Borrower or any Guarantor by a court having jurisdiction which is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry of such judgment(s);

(i) Any of the following occurs: (i) any Reportable Event, which the Lender determines in good faith constitutes grounds for the termination of any Pension Plan by the PBGC or the appointment of a trustee to administer or liquidate any Pension Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Pension Plan, or a termination notice shall have been file with respect to any Pension Plan; (iii) a trustee shall be appointed to administer or liquidate any Pension Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer or liquidate any Pension Plan; and, in the case of the occurrence of (i), (ii),
(iii) or (iv) above, the Lender determines in good faith that the amount of a Borrower's liability is likely to cause a Material Adverse Change; (v) a Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Pension Plan or a Multiemployer Pension Plan; (vi) a Borrower or any member of the ERISA Group shall make any amendment to a Pension Plan with respect to which security is required under Section 307 of ERISA; (vii) a Borrower or any member of the ERISA Group shall withdraw completely or partially from a Multiemployer Pension Plan; (viii) a Borrower or any member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Pension Plan; or (ix) any applicable Law, rule or regulation is adopted, changed or interpreted by any governmental authority or agency or court with respect to or otherwise affecting one or more Pension Plans, Multiemployer Pension Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix), the Lender determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by a Borrower and the other members of the ERISA Group;

(j) An Event of Default shall occur under any other note, loan agreement or other credit facility between a Borrower and the Lender; or

(k) An acceleration of the maturity of any Indebtedness in an amount in excess of $100,000 shall occur under any note, loan agreement or other credit facility between a Borrower and any party other than the Lender.

9.2     REMEDIES.9.2     REMEDIES.

     Following the occurrence of a Remedies Event, the Lender may exercise any or all of the following rights and remedies:

     (a) The Lender may declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon and all other indebtedness of each Borrower to the Lender hereunder and thereunder to be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

(b) The Lender shall have the right, in addition to all other rights and remedies available to it, without notice to each Borrower or the Guarantors, to setoff against and apply to the then unpaid balance of the Loan and all other obligations of such Borrower hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of such Borrower.

(c) Whether or not the Lender shall have accelerated the maturity of the Loan pursuant to any of the foregoing provisions of this Section 9.2, the Lender may proceed to protect and enforce the Lender's rights by suit in equity, action at law and/or other appropriate proceeding, for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents and, as to any amount that shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or to enforce any other legal or equitable right of the Lender.

(d) From and after the date on which the Lender has taken any action pursuant to this Section 9.2 and until the Notes have been paid in full, any and all proceeds received by the Lender from any sale or other disposition of any Collateral, or any part thereto or the exercise of any other remedy by the Lender, shall be applied as follows:

     (i) first, to reimburse the Lender for out-of-pocket costs, expenses and disbursements, including without limitation, reasonable attorneys' fees and legal expenses actually incurred by the Lender in connection with realizing on any Collateral or collection of any obligations of each Borrower or the Guarantor under any of the Loan Documents, including advances made subsequent to a Remedies Event by the Lender or for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, any Collateral, including without limitation, advances for Impositions, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

(ii) second, to the repayment of all Lender Debt, whether of principal, interest, fees, expenses or otherwise; and

(iii)     the  balance,  if  any,  as  required  by  Law.

     (e) The Lender shall have all of the rights and remedies contained in this Agreement and the other Loan Documents (including the right to appoint a receiver and all other rights described in the Deed of Trust). In addition, the Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law.

(f) The Lender shall have the further right to enter the Land and Improvements and take any and all actions necessary, in its judgment, to secure, winterize, protect and preserve the Improvements and any materials or supplies located on the Land.

9.3     NOTICE  OF  SALE.9.3     NOTICE  OF  SALE.

     Any notice required to be given to the Lender of a sale, lease, or other disposition of any Collateral or any other intended action by the Lender, if given at least fifteen (15) Business Days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to such Borrower.

10.     MISCELLANEOUS10.     MISCELLANEOUS
        -------------        -------------

     10.1     MODIFICATIONS,  AMENDMENTS  OR  WAIVERS.10.1     MODIFICATIONS,
AMENDMENTS  OR  WAIVERS.

     The Lender and a Borrower may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document (except as otherwise expressly provided herein) or the rights of the Lender or a Borrower hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of a Borrower hereunder or thereunder.

     10.2 NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED.10.2 NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED.

     No course of dealing and no delay or failure of the Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. To the extent permitted by Law, the rights and remedies of the Lender under this Agreement and any other Loan Document are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, consent or approval of any kind or character on the part of the Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

10.3     REIMBURSEMENT  AND  INDEMNIFICATION  OF  THE  LENDER  BY  THE BORROWER;
IMPOSITIONS.10.3     REIMBURSEMENT  AND  INDEMNIFICATION  OF  THE  LENDER BY THE
BORROWER;  IMPOSITIONS.

     Each Borrower agrees unconditionally upon demand to pay to or reimburse the Lender and to indemnify, defend and to hold the Lender harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel actually incurred by the Lender subsequent to the Closing Date (a) relating to any amendments, waivers or consents pursuant to the provisions hereof, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be actually imposed on, incurred by or asserted against the Lender arising out of this Agreement or any other Loan Document, provided that a Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, if the same results from the Lender's gross negligence or willful misconduct. Each Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar Impositions (except for taxes on the overall net income of any Lender and except for franchise taxes) now or hereafter determined by any Official Body to be actually due and payable in connection with this Agreement or any other Loan Document, and each Borrower agrees unconditionally to save the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or other similar Impositions, except as otherwise provided herein.

     10.4     HOLIDAYS.10.4     HOLIDAYS.

     Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and any such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     10.5     NOTICES.10.5     NOTICES.

     All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone (except for default notices and notices to the Lender of funding requirements) or in writing (including telex or facsimile communication) unless otherwise expressly required hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth on Schedule II hereto or in accordance
                                             -----------
with any subsequent written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (i) in the case of telex or facsimile, when received or when sender receives appropriate confirmation of transmittal, (ii) in the case of hand delivered notice, when hand delivered, (iii) in the case of telephone, when telephoned to the individual specified in Schedule II, provided, however, that in order to be
                           ------------
effective, telephonic notices must be confirmed in writing no later than the next Business Day by letter, facsimile or telex, (iv) if given by mail, four (4) days after such communication is deposited in the mails with first class postage prepaid, return receipt requested, and (v) if given by any other means (including by air courier), when delivered.

10.6     SEVERABILITY.10.6     SEVERABILITY.

     The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     10.7     GOVERNING  LAW.10.7     GOVERNING  LAW.

     This Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Virginia and for all purposes shall be governed by and construed and enforced in accordance with the Laws of the Commonwealth of Virginia without regard to its conflicts of laws principles.


     10.8     PRIOR  UNDERSTANDING.10.8     PRIOR  UNDERSTANDING.

     This Agreement, together with the other Loan Documents, supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

10.9     DURATION;  SURVIVAL.10.9     DURATION;  SURVIVAL.

     All representations and warranties of each Borrower contained herein or made in connection herewith shall survive the making of the Loan and shall not be waived by the execution and delivery of this Agreement, any investigation by the Lender, or payment in full of the Notes in each case. All covenants and agreements of each Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes and Sections 3.8 and
10.3  hereof,  shall  survive  payment  in  full  of  the  Notes.

10.10     SUCCESSORS  AND  ASSIGNS.10.10     SUCCESSORS  AND  ASSIGNS.

     This Agreement shall be binding upon and shall inure to the benefit of the Lender and each Borrower and their respective successors and assigns, except that a Borrower may not assign or transfer any of its rights and obligations hereunder or any interest herein. The Lender may, at its own cost, make assignments of or sell participations in all or any part of the Loan to one or more banks or other entities. In the case of an assignment, the Lender shall provide written notice thereof to each Borrower. Upon receipt and acceptance by the Lender of the written agreement of such assignee to be bound by the terms hereof, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would have if it had been a signatory hereunder, and upon surrender of the Notes, each Borrower shall execute and deliver a replacement Note to the assignee in an amount equal to the amount of the portion of the Loan assumed by it and a new Note to the Lender in an amount equal to the Loan retained by it hereunder. In the case of a participation, the participant's rights against the Lender in respect of such participation shall be those set forth in the agreement executed by the Lender in favor of the participant relating thereto and shall not include any voting rights, except for voting rights limited to any increase in the principal amount of the Loan, any reduction in the applicable interest rate or fees, and any postponement of any scheduled payment of principal, interest or fees. All of the Lender's obligations under this Agreement or any other Loan Documents shall remain unchanged and all amounts payable by each Borrower hereunder or thereunder shall be determined as if the Lender had not sold such participation.

     10.11     COUNTERPARTS.10.11     COUNTERPARTS.

     This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

     10.12     EXCEPTIONS.10.12     EXCEPTIONS.

     The representations and warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

     10.13     CONSENT  TO  JURISDICTION.10.13     CONSENT  TO  JURISDICTION.

     EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF THE CITY OF RICHMOND AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA (RICHMOND DIVISION), AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF
PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO A BORROWER AT THE ADDRESSES PROVIDED FOR IN SECTION 10.5 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

10.14     NO  THIRD  PARTIES  BENEFITED.10.14     NO  THIRD  PARTIES  BENEFITED.

     This Agreement is made and entered into for the sole protection and benefit of each Borrower and the Lender. No trust fund is created by this Agreement and no other persons or entities will have any right of action under this Agreement or any right against the Lender to obtain any proceeds of the Loan.

     10.15     AUTHORITY  TO  FILE  NOTICES.10.15     AUTHORITY TO FILE NOTICES.

     Each Borrower irrevocably appoints the Lender as its attorney-in-fact, which appointment shall be coupled with an interest, with full power of substitution, to file for record, at each Borrower's cost and expense and in each Borrower's name, any notices that the Lender considers reasonably necessary or desirable to protect the Collateral.

     10.16     INTERPRETATION.10.16     INTERPRETATION.

     Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the articles, sections, schedules and exhibits of this Agreement are for convenience only and do not define or limit any terms or provisions. In the event of a conflict between the terms of the other loan Documents and the terms of this Agreement, the terms of this Agreement shall control.

     10.17     STATUS  OF  PARTIES.10.17     STATUS  OF  PARTIES.

     It is understood and agreed that the relationship of the parties hereto is that of borrower and lender and that nothing contained herein or in any of the other Loan Documents shall be construed to constitute a partnership, joint venture or co-tenancy among a Borrower or the Lender.

10.18     BROKERAGE  FEE.10.18     BROKERAGE  FEE.

     Each Borrower represents to the Lender that no broker or other person is entitled to a brokerage fee or commission as a result of a Borrower's actions or undertakings and agrees to hold the Lender harmless from all claims for brokerage commissions which may be made as a result of such actions or undertakings, if any.

     10.19     WAIVER  OF  JURY  TRIAL.10.19     WAIVER  OF  JURY  TRIAL.

     EACH BORROWER AND THE LENDER EACH WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY EACH BORROWER AND THE LENDER AND EACH ACKNOWLEDGES THAT
NEITHER BORROWER NOR THE LENDER NOR ANY PERSON ACTING ON BEHALF OF EITHER OF THEM HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH BORROWER AND THE LENDER EACH FURTHER ACKNOWLEDGES THAT EACH OF THEM HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL, AND THAT EACH BORROWER AND THE LENDER EACH HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. EACH BORROWER AND THE LENDER EACH AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT 9 15 U.S.C. SECTION 1061, ET SEQ. EACH BORROWER AND THE LENDER EACH FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement under seal as of the day and year first above written.

     BORROWER:
ATTEST/WITNESS:     COLONIAL  DOWNS,  L.P.,  a  Virginia
     limited  partnership

     By:     Stansley  Racing  Corp.,  a  Virginia
          corporation
     Its:     General  Partner

______________________________          By:          ________________________
                                   Name:     Ian  M.  Stewart
                                   Title:          President



BORROWER:
ATTEST/WITNESS:               COLONIAL  HOLDINGS,  INC.,
          a  Virginia  corporation

______________________________     By:          ____________________________
          Name:     Ian  M.  Stewart
          Title:          President



LENDER:
ATTEST/WITNESS:               CD  ENTERTAINMENT  LTD.,  an  Ohio
     limited  liability  company

By:     Jacobs  Entertainment,  Ltd.,  its
     Managing  Member

                                   By:     ___________________________
Name:                                   Jeffrey  P.  Jacobs,  President

                                   SCHEDULE I

                                 LOAN DOCUMENTS
                                 --------------


1.     CONSTRUCTION  LOAN  AGREEMENT,  by  and  between  Colonial  Downs,  L.P.
       -----------------------------
("Borrower")  and  PNC  Bank, National Association ("PNC"), dated June 26, 1997;
       -

2.     DEED  OF  TRUST NOTE, in the amount of $10,000,000.00 made by Borrower in
       --------------------
favor  of  PNC,  dated  June  26,  1997;

3.     REVOLVING  LINE  OF  CREDIT  AGREEMENT,  by and between Borrower and PNC,
       --------------------------------------
dated  June  26,  1997;

4.     REVOLVING CREDIT NOTE, in the amount of $5,000,000.00 made by Borrower in
       ---------------------
favor  of  PNC,  dated  June  26,  1997;

5.     DEED  OF  TRUST  AND SECURITY AGREEMENT, from Borrower and Colonial Downs
       ---------------------------------------
Holdings, Inc. ("Holdings") to Lawyers Title Realty Services, Inc. as Trustee for the benefit of PNC, filed for record on July 31, 1997;

6.     ASSIGNMENT  OF  RENTS  AND  LEASES,  made by Borrower in favor of PNC and
       ----------------------------------
filed  July  31,  1997;

7.     AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT), made by Richard E. Jacobs
       ----------------------------------------------
for  the  benefit  of  PNC;

8.     AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT), made by Jeffrey P. Jacobs
       ----------------------------------------------
for  the  benefit  of  PNC;

9.     AGREEMENT  OF GUARANTY AND SURETYSHIP (PAYMENT), made by Holdings for the
       -----------------------------------------------
benefit  of  PNC;

10.     AGREEMENT  OF GUARANTY AND SURETYSHIP (PAYMENT), made by Stansley Racing
        -----------------------------------------------
Corp.  ("Stansley")  for  the  benefit  of  PNC;

11.     AGREEMENT  OF  GUARANTY  AND SURETYSHIP (COMPLETION), made by Richard E.
        ----------------------------------------------------
Jacobs  for  the  benefit  of  PNC;

12.     AGREEMENT  OF  GUARANTY  AND SURETYSHIP (COMPLETION), made by Jeffrey P.
        ----------------------------------------------------
Jacobs  for  the  benefit  of  PNC;

13.     AGREEMENT  OF GUARANTY AND SURETYSHIP (COMPLETION), made by Holdings for
        --------------------------------------------------
the  benefit  of  PNC;

14.     AGREEMENT  OF GUARANTY AND SURETYSHIP (COMPLETION), made by Stansley for
        --------------------------------------------------
the  benefit  of  PNC;

15.     ASSIGNMENT  OF  CONSTRUCTION  AND  DEVELOPMENT DOCUMENTS, by and between
        --------------------------------------------------------
Borrower  and  PNC;

16.     ASSIGNMENT  OF  MANAGEMENT  AGREEMENT, by and between Borrower, Stansley
        -------------------------------------
and  PNC;

17.     ASSIGNMENT  OF  DEVELOPMENT  AGREEMENT, by and between Borrower and PNC;
        --------------------------------------

18.     PLEDGE  AGREEMENT,  between  Holdings  and  PNC;
        -----------------

19.     PLEDGE  AGREEMENT,  between  Stansley  and  PNC;
        -----------------

20.     UCC-1  FINANCING  STATEMENTS,  filed  with:
        ----------------------------

     (a)     Virginia  State  Corporation  Commission,  dated July 31, 1997; and

     (b)     New  Kent  County  Circuit  Court,  dated  July  31,  1997;

21.     HAZARDOUS  MATERIALS  CERTIFICATE  AND  INDEMNITY  AGREEMENT,  made  by
        ------------------------------------------------------------
Borrower,  Holdings,  Richard  E.  Jacobs and Jeffrey P. Jacobs in favor of PNC;

22.     SUBORDINATION  AGREEMENT,  (Second Deed of Trust to Ground Lease), among
        ------------------------
Chesapeake Forest Products Company, Delmarva Properties, Inc., Lawyers Title realty Services, Inc. and PNC.

                                     ------
                                   SCHEDULE II

                           NAMES, ADDRESSES, TELEPHONE
                        AND TELECOPIER NUMBERS OF PARTIES
                        ---------------------------------



Colonial  Downs,  L.P.
10515  Colonial  Downs  Parkway
New  Kent,  Virginia  23124
Telephone:  (804)  966-7223
Telecopier:  (804)  966-1567
Attn:  Ian  M.  Stewart

Colonial  Holdings,  Inc.
10515  Colonial  Downs  Parkway
New  Kent,  Virginia  23124
Telephone:     (804)  966-7223
Telecopier:     (804)  966-1567
Attn:  Ian  M.  Stewart,  President

with  copies  to:
----------------

James  L.  Weinberg,  Esquire
Hirschler,  Fleischer,  Weinberg
Cox  &  Allen
P.O.  Box  500
701  East  Byrd  Street
Richmond,  Virginia  23219

                                       and

Lender:

CD  Entertainment  Ltd.
c/o  Jacobs  Entertainment,  Inc.
425  West  Lakeside  Avenue,  Suite  601
Cleveland  OH  44113
Attn:  Jeffrey  P.  Jacobs,  President
Telephone:  (216)  861-4080
Telecopier:  (216)  861-6315

------
With  a  copy:
--------------

Stephen  P.  Owendoff,  Esquire
Hahn  Loeser  Parks  LLP
3300  BP  America  Building
200  Public  Square
Cleveland,  Ohio  44114-2301

                                  SCHEDULE III

                                  EXCLUDED DEBT
                                  -------------


1. Reconciliation of simulcast horse racing par-mutuel pools made monthly to settle obligations arising in the normal course of business through the Borrower's "hubbing" arrangements. A "hub" coordinates the broadcast of simulcast horse races from sending and receiving racetracks; the placement of wagers on such broadcasts; the setting of pari-mutuel odds based on such wages, and the pay out of winning wagers.

2. Any liabilities of the Borrower for horsemen purses or contributions thereto to the extent the Borrower has funded such liabilities by deposits to the appropriate accounts pursuant to agreements with the horsemen.

3. Monthly management fee payable to the Maryland Jockey Club in the ordinary course of business pursuant to a Management and Consulting Agreement, dated as of April 22, 1996, by and among Colonial Downs, L.P., Stansley Management Corp., Stansley Racing Corp., and Maryland-Virginia Racing Circuit, Inc. (an affiliate of the Maryland Jockey Club).

4. Promissory Note, dated January 15, 1999, payable to the Maryland-Virginia Racing Circuit, Inc., in the original principal amount of $1,450,000.

5. Performance bonds for deposits to the thoroughbred and harness horsemen purse accounts.

                                   SCHEDULE IV

                               EXCLUDED EQUIPMENT
                               ------------------


ITEM          QUANTITY
----          --------

Window  Washing  Equipment     1
Security  Camera  System
Tram  Pullers     3
Timing  Systems  (Infield  Only)
Finish  Line  Lighting
Starting  Gates      2
Harness  Gates
Mid-size  Tractors     3
Large  Tractors     3
Trash  Dumpsters
Manure  Bins  (10  x  10)  Concrete     30
Copy  Machines
Fax  Machines
Medical  Waste  Dumpster
Mutuel  Line  Office  Camera  System     10
Horse  Walkers

Tote equipment to be leased from Auto Tote or other nationally recognized tote equipment manufacturer.

Computer equipment to be used in connection with the operation of the racetrack's pari-mutuel operations.

Television and satellite dishes used for export and import broadcasts of simulcast horse races.

Lighting  used  to  illuminate  the  racetrack  surfaces  for  night  racing.

Point  of  sale  cash  registers  for  food  and  beverage  operations.

Office  furniture  for  corporate  headquarters.

                                    EXHIBIT A

                                 REFINANCED DEBT
                                 ---------------


Convertible subordinated note payable to CD Entertainment, maturing September 2000, with interest payable quarterly at a rate of 7.25%, collateralized by a second deed of trust on the Racetrack


      $  5,500,000

Convertible subordinated note payable to CD Entertainment, maturing August 2000, with an interest rate of 8.5%, collateralized  by  a  deed  of  trust  on  the  Hampton  Racing  Center
      $  1,000,000

Note payable to CD Entertainment, bearing interest at the prime rate, payable in two equal installments during the years 2000 and 2001

      $   900,000

Note payable to CD Entertainment, maturing August 2001, with monthly interest payment at the Lender's cost of funds plus one-half percent (approximately 8.7% at March 31, 2000)

                  $    300,000

Note payable to CD Entertainment, maturing September 2001, with monthly interest payment at the Lender's cost of funds plus one-half percent (approximately 8.7% at March 31, 2000)

                  $    475,000


Letter  of  Credit  to  CD  Entertainment,  maturing  September,  2000
$  1,875,000

TOTAL                  $10,050,000

                                    EXHIBIT B

                         REQUIRED DELIVERIES AT CLOSING
                         ------------------------------


1. An opinion or opinions of counsel acceptable to Lender and its counsel (including local counsel), to be delivered on the Closing Date in form and scope satisfactory to Lender, to the effect (in addition to other matters which Lender may require to be favorably addressed) that (i) Borrower is duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their formation; (ii) Borrower is duly qualified to do business in the jurisdiction in which the Land is located, and Borrower has all requisite power and authority to operate the Project and to enter into, perform and consummate all aspects of the transactions contemplated hereby; (iii) neither the making of the Loan nor the realization on Lender's collateral for the Loan in the jurisdiction in which the Land is located is deemed to be the doing of business by Lender in such jurisdiction; (iv) the Loans and the making thereof are not subject to any state or local taxes; (v) all Loan Documents and other documents to be executed by or on behalf of Borrower have been duly executed and are valid and binding upon and enforceable against the Borrowers in accordance with the respective terms of each, except as the same may be limited by bankruptcy, insolvency and similar laws affecting the rights of creditors generally; (vi) there is no action, proceeding or investigation pending or to the knowledge of counsel threatened (or any basis therefore known to counsel) which questions the validity of the Loan or the transactions contemplated hereby or the ability of Borrower or from performing their respective obligations under the Loan Documents; and (vii) the performance of and compliance with the provisions hereof and the other documents referred to herein will not result in or be in conflict with or constitute a default under any agreement, instrument, document, decree, order of which counsel is aware or any federal, state or local law, statute, rule, regulation or ordinance applicable to or affecting each Borrower.

2. Copies of the articles of incorporation, bylaws and resolutions of the Corporation and such articles, bylaws and resolutions to be certified as of the Closing Date by the Secretary of the Borrower;

3. Good standing certificates (to the extent available with respect to such entity) of a recent date of each Borrower and Stansley Racing Corporation;

4. A certificate, to be dated as of the Closing Date, of the identity and incumbency of officers of each Borrower.

5. The delivery and recording, as applicable of the executed Loan Document as follows, to the reasonable satisfaction of the Lender:
          (a)     Agreement;
          (b)     Notes;  and
          (c)     Amendment  to  Second  Deed  of  Trust.